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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - January 16, 2001
                        (Date of Earliest Event Reported)


                                  DYNACARE INC.
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             (Exact name of registrant as specified in its charter)


                       Commission File No.   333-12650
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               Ontario, Canada                                Not Applicable
----------------------------------------------                 -------------
(State or Other Jurisdiction of Incorporation)                 (IRS Employer
                                                            Identification No.)



20 Eglinton Avenue West, Suite 1600
         Toronto, Ontario
             Canada                                              M4R 2H1
      ---------------------                                     --------
      (Address of principal                                     Zip Code
        executive offices)


       Registrant's telephone number, including area code: (416) 487-1100

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42741.0001

ITEM  5.        OTHER EVENTS:

      (1) AT A MEETING OF THE BOARD OF DIRECTORS HELD JANUARY 16, 2001, ROBERT
      J. LIPSIG AND PAUL BELLAMY WERE APPOINTED DIRECTORS OF THE CORPORATION. THE BOARD IS COMPRISED OF NINE DIRECTORS. BOTH MR. LIPSIG AND MR. BELLAMY ARE U.S. RESIDENTS.

      (2) AT THE BOARD OF DIRECTORS MEETING HELD JANUARY 16, 2001, THE DIRECTORS GRANTED STOCK OPTIONS TO PURCHASE COMMON SHARES OF THE CORPORATION TO 41 OF ITS DIRECTORS AND EMPLOYEES, EXERCISABLE FOR AN AGGREGATE 506,400 COMMON SHARES GRANTED WITH AN EXERCISE PRICE OF U.S. $9 1/8.













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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          DYNACARE INC.

                                          By: /s/ ZBIG BISKUP
                                              -----------------------------
                                              Name: ZBIG BISKUP
                                              Title: SECRETARY


Dated:  January 31, 2001
















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